                               PROMISSORY NOTE
                               ---------------

$300,000.00                                                 San Jose, California
                                                                  April 15, 1996
                                                                        --

     FOR VALUE RECEIVED, the undersigned, George H. Sollman, hereby promises to pay to Centigram Communications Corporation, a Delaware corporation (the "Company"), the principal sum of Three Hundred Thousand and No/100 Dollars ($300,000.00), which interest thereon at the simple rate of 5.88% per annum, compounded annually, at the principal offices of the Company, upon the following terms and conditions:

     The principal amount of this Note and all accrued but unpaid interest from the date hereof shall be due on April 15, 2001.

     In the event that prior to April 15, 2001, the undersigned shall cease to be an employee of the Company for any reason other than death or permanent disability, then the principal amount of this Note shall be due and payable on written demand by the Company on or at any time after the tenth (10th) day following the occurrence of one or more of such events, together with all interest accrued but unpaid thereon.

     The undersigned shall have the right to prepay at any time, and from time to time, without premium or penalty all or any portion of the principal and/or accrued interest hereunder.

     The undersigned hereby waives presentment, protest, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

     This Note is originally secured by a pledge of twenty thousand four hundred twenty-eight (20,428) Common Shares of the Company pursuant to a Stock Pledge Agreement of even date herewith which is on file with the Secretary of the Company.

     The undersigned agrees to pay any costs of collection of this Note, including without limitation reasonable attorney's fees and costs, in the event it is not fully paid when due.

     This Note has been made and delivered in the State of California and shall be construed in accordance with, and all actions arising hereunder shall be governed by, the laws of the State of California.

     April 15, 1996
           --


                                       /s/ George H. Sollman
                                       ----------------------------
                                       George H. Sollman

                            STOCK PLEDGE AGREEMENT

     THIS STOCK PLEDGE AGREEMENT (this "PLEDGE AGREEMENT"), dated as of April ____, 1996, is executed by George H. Sollman ("PLEDGOR") in favor of Centigram Communications Corporation, a Delaware corporation ("COMPANY").

                                    RECITALS
                                    --------

     A. Pledgor has borrowed Three Hundred Thousand Dollars ($300,000) from Company pursuant to a full recourse promissory note, a copy of which is attached hereto as Exhibit A (the "Note"), in favor of Company in such amount.

     B. To secure the payment when due of all amounts under the Note, Pledgor is pledging Twenty Thousand Four Hundred Twenty-Eight (20,428) shares of Common Stock of Company (the "SHARES") held by Pledgor pursuant to the terms and conditions of this Agreement.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Company as follows:

     1. DEFINITIONS. When used in this Pledge Agreement, the following terms shall have the following respective meanings:

         "COLLATERAL" shall have the meaning given to that term in PARAGRAPH 2 hereof.

         "OBLIGATIONS" shall mean and include all obligations owed by Pledgor to Company under the Note, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees and costs chargeable to Pledgor or payable by Pledgor.

         "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

     2. PLEDGE. As security for the payment and performance of the Obligations, Pledgor hereby pledges and assigns to Company and grants to Company a security interest in all right, title and interest of Pledgor in and to the Shares, and all proceeds of the foregoing, including, without limitation, all dividends, additional shares of stock, certificates and other money and property received and receivable by Pledgor in connection with the foregoing (the "COLLATERAL").

     3. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants to Company that (a) Pledgor is the record and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time Pledgor acquires rights in the Collateral, will be the record and beneficial owner thereof) and no other person has (or, in the case of after-acquired Collateral, at the time Pledgor acquires rights therein, will have) any right, title, claim or interest (by way of lien or otherwise) in, against or to the Collateral; (b) upon delivery to Company of all Collateral consisting of securities, Company will have a first priority perfected security interest in such Collateral;
(c) Pledgor currently owns the Shares, which Shares have been duly and validly issued and are fully paid and nonassessable; and (d) Pledgor maintains his or her primary residence in the State of California.

     4. COVENANTS. Pledgor hereby agrees (a) to perform all acts that may be necessary to maintain, preserve, protect and perfect the Collateral, the lien granted to Company therein and the first priority of such lien; (b) to deliver, within sixty (60) days from the date hereof, to Company all originals of certificates and other documents, instruments and agreements evidencing the Shares, together with such blank stock powers executed by Pledgor as Company may request (c) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other documents, instruments and agreements and take other actions deemed necessary or appropriate by Company to perfect, maintain and protect its lien hereunder and the priority thereof; (d) to appear in and defend any action or proceeding which may affect its title to or Company's interest in the Collateral; (e) not to surrender or lose possession of (other than to Company), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein and to keep the Collateral free of all liens; and (f) not to take any action contrary to the intent of this Pledge Agreement.

     5. VOTING RIGHTS PRIOR TO DEFAULT. Unless an Event of Default (as defined in SUBPARAGRAPH 6(b) hereof) shall have occurred and Company shall have given notice to Pledgor of Company's intent to exercise its rights pursuant to SUBPARAGRAPH 6(b) below, Pledgor shall be permitted to exercise all voting and corporate rights with respect to the Shares; PROVIDED, HOWEVER, that no vote shall be cast or corporate right exercised or other action taken which could impair the Collateral or which would be inconsistent with or could result in a default in the payment of principal or interest under the Note.

     6.  DEFAULT AND REMEDIES.

         (a) EVENTS OF DEFAULT. Pledgor shall be deemed in default under this Pledge Agreement upon the occurrence of a default in the payment when due of principal or interest under the Note or the breach by Pledgor of any term of the Note or this Pledge Agreement (each an "EVENT OF DEFAULT").

         (b) DIVIDENDS, VOTING RIGHTS, ETC. Upon the occurrence of any Event of Default, Company may, upon notice to Pledgor, to the extent permissible under applicable law, (i) pay all dividends on Shares to the account of Company, receive and collect all such dividends and make application thereof to the obligations in such order as Company may determine, and (ii) register the Shares in its name or the name of the Company's nominee, and the Company or the Company's nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to the Shares at any meeting of shareholders of Company or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Shares as if they were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Shares upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Company, or upon the exercise by Pledgor or Company of any right, privilege or option pertaining to the Shares, and in connection therewith, the right to deposit and deliver any and all of the Shares with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by them, but Company shall have no duty to Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         (c) ADDITIONAL REMEDIES. Upon the occurrence of an Event of Default, Company may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in the Note, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Company may, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind to or upon Pledgor or any other person (except notice of time and place of sale and any other notice required by law referred to below) forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of Company or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Company shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Pledgor, which right or equity is hereby waived and released. Company shall apply any proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Company hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to Company, to the payment in whole or in part of the Obligations, in such order as Company may elect, and only after such application and after the payment by Company of any other amount required by any provision of law, need Company account for the surplus, if any, to Pledgor. To the extent permitted by applicable law, Pledgor waives all claims, damages and demands it may acquire against Company arising out of the exercise by it of any rights hereunder except as may arise solely from Company's gross negligence or willful misconduct. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Pledgor further waives and agrees not to assert any rights or privileges which it may acquire under Section 9112 of the UCC.

     7.  SALE OF SHARES.

         (a) PRIVATE SALE. Pledgor recognizes that Company may be unable to effect a public sale of any or all of the Shares, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for its own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Company shall be under no obligation to delay a sale of any of the Shares for the period of time necessary to register such securities for public sale under the Securities Act, or under applicable state securities laws.

         (b) FURTHER ASSURANCES. Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Shares pursuant to this Pledge Agreement valid and binding and in compliance with any and all other applicable laws, rules and regulations of all governmental authorities. Pledgor further agrees that a breach of any of the covenants contained in this PARAGRAPH 7 will cause irreparable injury to Company, that Company has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this PARAGRAPH 7 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

     8. LIMITATION ON DUTIES REGARDING COLLATERAL. Company's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9207 of the UCC or otherwise, shall be to deal with it in the same manner as Company deals with similar securities and property for its own account. Neither Company nor any of its employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or otherwise.

     9.  MISCELLANEOUS.

         (a) NOTICES. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Company or Pledgor under this Pledge Agreement shall be duly given or made if sent in writing by certified mail, recognized overnight courier or hand delivery and shall be effective upon delivery to the recipient.

         (b) NONWAIVER. No failure or delay on Company's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

         (c) AMENDMENTS AND WAIVERS. This Pledge Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Pledgor and Company. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

         (d) ASSIGNMENTS. This Pledge Agreement shall be binding upon and inure to the benefit of Company and Pledgor and their respective successors and assigns; provided that Pledgor may not assign its obligations hereunder without the written consent of Company.

         (e) CUMULATIVE RIGHTS, ETC. The rights, powers and remedies of Company under this Pledge Agreement shall be in addition to all rights, powers and remedies given to Company by virtue of any applicable law, rule or regulation of any governmental entity, the Note, any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Company's rights hereunder. Pledgor waives any right to require Company to proceed against any person or to exhaust any Collateral or to pursue any remedy in Company's power.

         (f) PAYMENTS FREE OF TAXES, ETC. All payments made by Pledgor under this Pledge Agreement shall be made by Pledgor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Pledgor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Pledge Agreement.

         (g) PARTIAL INVALIDITY. If any time any provision of this Pledge Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Pledge Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

         (h) GOVERNING LAW. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

         (i) AUTHORIZED ACTION BY PLEDGEES. Pledgor hereby irrevocably appoints Company as its attorney-in-fact and agree that Company may perform (but Company shall not be obligated to and shall incur no liability to Pledgor or any third party for failure so to do) any act which Pledgor is obligated by this Pledge Agreement or the Note to perform, and to exercise such rights and powers as Pledgor might exercise with respect to the Collateral, including, without limitation, the right to (a) exercise (1) all voting, corporate and other rights pertaining to the Shares at any meeting of shareholders of the Company or otherwise and (2) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Shares; (b) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (c) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (d) insure, process and preserve the Collateral;
(e) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral and (f) pay any indebtedness of Pledgor relating to the Collateral. Pledgor agrees to reimburse Company upon demand for any reasonable costs and expenses, including, without limitation, attorneys' fees and costs. Company may incur while acting as Pledgor's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations.

                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, Pledgor has caused this Pledge Agreement to be executed as of the day and year first above written.





                                       /s/ George H. Sollman
                                       ----------------------------
                                       George H. Sollman



Acknowledged and Agreed to by:

CENTIGRAM COMMUNICATIONS CORPORATION

By:  /s/ Anthony R. Muller
     -------------------------------------
     Name: Anthony R. Muller
     Title: Chief Financial Officer




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